UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/24/2013

Atlas Resource Partners, L.P.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35317

Delaware	45-3591625
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Park Place Corporate Center One
1000 Commerce Drive, Suite 400
Pittsburgh, PA 15275
(Address of principal executive offices, including zip code)

800-251-0171
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 24, 2013 (the "Effective Date"), Anthony Coniglio resigned from the board of directors (the "Board") of Atlas Resource Partners GP, LLC (the "Partnership"), the general partner of Atlas Resource Partners, L.P. Mr. Coniglio has indicated that his resignation does not reflect any disagreement with management or the Partnership.

Effective as of the Effective Date, Harvey G. Magarick was appointed to the Board. Mr. Magarick was also appointed to serve as a member and chair of the Board's Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Resource Partners, L.P.

Date: September 27, 2013	By:	/s/ Lisa Washington
Lisa Washington
Vice President, Chief Legal Officer and Secretary